Exhibit 10.11.4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				J	1	3
2. AMENDMENT/MODIFICATION NO. P00003		3. EFFECTIVE DATE 12-Sep-2019	4. REQUISITION/ PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY	CODE	N68335	7. ADMINISTERED BY (If other than item 6)	CODE	S0512A
NAVAL AIR WARFARE CTR AIRCRAFT DIVISION- CONTRACTS ATTN 2.5.2.6.2 HWY547 BLDG 120-207 LAKEHURST NJ 08733-5082			DCMA VAN NUYS 6230 VAN NUYS BLVD. VAN NUYS CA 91401-2713 SCD: C
8. NAME AND ADDRESS OF CONTRACT OR (No., Street, County, State and Zip Code) TRANSPHORM, INC. PRIMIT PARIKH 75 CASTILIAN DR STE 100 GOLETA CA 93117-3212				9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			X	10A. MOD. OF CONTRACT /ORDER NO. N6833519C0107
			X	10B. DATED (SEE ITEM 13) 13-Dec-2018
CODE 4R2L6		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer                         ☐ is extended,          ☐ is not extended.
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE P LACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT /ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
X
B. THE ABOVE NUMBERED CONTRACT /ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒ is not , ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT /MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:     spannls1913187
THE PURPOSE OF THIS MODIFICATION IS TO REVISE THE EXTENDED CLIN DESCRIPTION OF SUBCLIN 000301 TO INCLUDE MIPR CIN HQ06429236930001.
ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect .

15A. NAME AND TITLE OF SIGNER (Type or print ) Primit Parikh, Co-founder & COO			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print ) CHARLES J. GILL / CONTRACT SPECIALIST TEL: [***] EMAIL: [***]
15B. CONTRACTOR/OFFEROR /s/ Primit Parikh _____________________________________________ (Signature of person authorized to sign)		15C. DATE SIGNED 9/16/2019	16B. UNITED STATES OF AMERICA BY /s/ Charles Gill (Signature of Contracting Officer)		16C. DATE SIGNED 12-Sep-2019

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION SF 30 - BLOCK 14 CONTINUATION PAGE
The following have been added by full text:
P00003
Contracts POC:
Naval Air Warfare Center – Aircraft Division
LeAnn Spann
Phone: [***]
E-mail: [***]
Procuring Contracting Officer
Naval Air Warfare Center – Aircraft Division
Charlie Gill
Phone: [***]
E-mail: [***]
Government/Technical POC:
Office of Naval Research
Paul Maki
Phone: [***]
E-mail: [***]
Contractor POC:
Primit Parikh
Phone: [***]
E-mail: pparikh@transphormusa.com
Lisa Standring
Phone: [***]
E-mail: lstandring@transphomusa.com
SECTION B - SUPPLIES OR SERVICES AND PRICES
SUBCLIN 000301
The CLIN extended description has changed from:
To:
MIPR CIN: HQ06429236930001
.

(End of Summary of Changes)